Exhibit 99.1

INmune Bio, Inc. to Participate in the 32nd Annual Oppenheimer Healthcare
Conference and the 2022 Maxim Group Virtual Growth Conference

Boca Raton, FL, March 14, 2022 (GLOBE NEWSWIRE) -- INmune Bio (NASDAQ: INMB), a clinical stage immunology company focused on developing treatments that harness the patient’s immune system to fight disease, announced today that RJ Tesi, MD., President and CEO has been invited to participate in the 32nd Annual Oppenheimer Healthcare Conference and the 2022 Maxim Group Virtual Growth Conference.

Dr Tesi will present a corporate overview at the 32nd Annual Oppenheimer Healthcare Conference, which is being held virtually on March 15 – 17, 2022.

Event Details

Date: Wednesday, March 16, 2022

Time: 11:20am ET

To set up 1X1 meetings with management, please contact your Oppenheimer representative.

Dr. Tesi will participate in a fireside chat with Jason McCarthy, Ph.D., Senior Managing Director, Head of Biotechnology Research at Maxim Group during the 2022 Maxim Group Virtual Growth Conference, which is being held virtually on March 28– 30, 2022.

Event Details

Date: Wednesday, March 30, 2022

Time: 11:00am ET

Register: https://m-vest.com/events/2022-virtual-growth-conference.

About INmune Bio, Inc.

INmune Bio, Inc. is a publicly traded (NASDAQ: INMB), clinical-stage biotechnology company focused on developing treatments that target the innate immune system to fight disease. INmune Bio has two product platforms that are both in clinical trials. The DN-TNF product platform utilizes dominant-negative technology to selectively neutralize soluble TNF, a key driver of innate immune dysfunction and mechanistic target of many diseases. DN-TNF is in clinical trial to determine if it can treat cancer (INB03™), Mild Alzheimer’s disease, Mild Cognitive Impairment and treatment resistant depression (XProTM). The Natural Killer Cell Priming Platform includes INKmune™ aimed at priming the patient’s NK cells to eliminate minimal residual disease in patients with cancer. INmune Bio’s product platforms utilize a precision medicine approach for the treatment of a wide variety of hematologic malignancies, solid tumors and chronic inflammation. To learn more, please visit www.inmunebio.com.

Information about Forward-Looking Statements

Clinical trials are in early stages and there is no assurance that any specific outcome will be achieved. Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations but are subject to a number of risks and uncertainties. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. INB03™, XPro™, and INKmune™ are still in clinical trials or preparing to start clinical trials and have not been approved and there cannot be any assurance that they will be approved or that any specific results will be achieved. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company’s ability to produce more drug for clinical trials; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and, the Company’s business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

INmune Bio Contact:

David Moss, CFO

DMoss@INmuneBio.com

(858) 964-3720

Investor Contact:

Core IR

Jason Nelson

info@inmunebio.com

516.842.9614 x-823.